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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                               SEPTEMBER 27, 2004

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                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-14443                 04-3099750
           --------                      -------                 ----------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 5.02, "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers", is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 27, 2004, Gartner, Inc. ("Gartner") entered into a Separation Agreement and General Release of Claims (the "Agreement") with Ms. Maureen O'Connell pursuant to which Ms. O'Connell's position as President and Chief Operating Officer of Gartner will be eliminated, and any and all appointments she holds with any affiliates or subsidiaries of Gartner, whether as an officer, director, employee, consultant, agent or otherwise, shall cease, as of October 21, 2004. Pursuant to the terms of the Agreement, Ms. O'Connell will receive, among other things, a single lump sum severance payment equal to $3,162,500.00, less applicable tax withholding.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Separation Agreement and General Release of Claims, dated as of September 15, 2004, by and between Gartner and Maureen O'Connell.

99.2 Press Release dated as of September 28, 2004.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GARTNER, INC.

                                       By: /s/ Christopher Lafond
                                           -------------------------
                                           Christopher Lafond
                                           Executive Vice President,
                                           Chief Financial Officer

Date:  September 29, 2004
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION


99.1 Separation Agreement and General Release of Claims, dated as of September 15, 2004, by and between Gartner and Maureen O'Connell.

99.2           Press Release dated as of September 28, 2004.